Pilgrim’s Pride Corporation (NASDAQ: PPC) To be the BEST Financial Results for Fourth Quarter and Year Ended December 26, 2021

To be the BEST Cautionary Notes and Forward-Looking Statements  Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: the impact of the COVID-19 pandemic, efforts to contain the pandemic and resulting economic downturn on our operations and financial condition, including the risk that our health and safety measures at Pilgrim’s Pride production facilities will not be effective, the risk that we may be unable to prevent the infection of our employees at these facilities, and the risk that we may need to temporarily close one or more of our production facilities; the risk that we may experience decreased production and sales due to the changing demand for food products; the risk that we may face a significant increase in delayed payments from our customers; and additional risks related to COVID-19 set forth in our most recent Form 10-K and Form 10-Q filed with the SEC; matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channel, including anti-dumping proceedings and countervailing duty proceedings; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward- looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 2

To be the BEST Pullet Placements Up 7.1% Y/Y in Q4 2021; 2021 Placements +4.9% vs. 2020 Source: USDA 3 Intended Pullet Placements - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th ou sa nd H ea d 2020 2021 5 Yr. Avg.

To be the BEST Hatching Layers Maintain Steady Y/Y Growth; Eggs/100 Consistently Improving vs. 2020 Source: USDA 4  Broiler layer flock up +3.4% on average in 2021 vs. 2020  Q4 2021 layer flock 1.9% greater than Q4 2020  Eggs/100 up +0.7% in 2021 vs. 2020  Q4 2021 Eggs/100 1.4% greater than Q4 2020 50,000 52,000 54,000 56,000 58,000 60,000 62,000 64,000 66,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec He ad (0 00 ) Broiler Type Hatching Layers 2020 2021 5 Yr. Avg. 1,500 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Eg gs Eggs/100 2020 2021 5 Yr. Avg.

To be the BEST 5 Hatchery Utilization Paced Above Historical Average Throughout 2021 Source: Agristats 78.0% 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 94.0% 96.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec % 2020 2021 4 Yr. Avg. - Excl 2020  2021 average utilization at 92.1%

To be the BEST Egg Sets Trended Consistently Above 2020 Levels; However, Hatchability Maintained Trend Below Historical Range Source: USDA 6 200,000 205,000 210,000 215,000 220,000 225,000 230,000 235,000 240,000 245,000 Th ou sa nd s of E gg s Chicken Egg Sets by Week - USDA 5 Year Range 2020 2021 2022 5 Yr. Avg. 74.0% 75.0% 76.0% 77.0% 78.0% 79.0% 80.0% 81.0% 82.0% 83.0% % Chicken Hatchability by Week - USDA 5 Year Range 2020 2021 2022 5 Yr. Avg.

To be the BEST Source: USDA 7 Average Weekly Broiler Placements Increased in 2021; Q4 2021 Placements Up 1% vs. Year Ago 160,000 165,000 170,000 175,000 180,000 185,000 190,000 195,000 H ea d (0 00 ) Chicken Broiler Placed by Week- USDA 5 Year Range 2020 2021 2022 5 Yr. Avg.

To be the BEST Source: USDA 8 Industry Average Liveweights Continued to Climb in 2021 23.0% 24.4% 26.9% 26.1% 25.5% 25.3% 24.8% 22.7% 21.8% 20.9% 19.6% 42.9% 40.7% 35.5% 35.0% 32.2% 31.2% 30.4% 30.2% 28.7% 27.4% 26.2% 19.1% 19.3% 19.4% 19.3% 20.9% 22.5% 23.6% 25.4% 26.2% 27.6% 28.4% 15.1% 15.6% 18.3% 19.7% 21.4% 20.9% 21.2% 21.7% 23.3% 24.1% 25.8% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75

To be the BEST Cold Storage Inventories Remained Pressured in 2021; Q4 2021 Inventories Averaged 16% Below Q4 2020 Source: USDA  Inventories at lowest level ending a year since 2014  Breast meat inventories 41% below year-ago levels  Wings inventories improved Y/Y, but still only 8% above 5-year December average  LQ inventories improved Y/Y, but remain 22% below 5-year December average  Other inventories category declined almost 11% Y/Y and 17% below 5-year December average 9 500,000 600,000 700,000 800,000 900,000 1,000,000 1,100,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S (0 00 ) Total Chicken Inventories 2019 2020 2021 5 Yr. Avg.

To be the BEST Cutout Set New Highs in 2021; Pricing Experienced Late Strength to End 2021 Source: PPC, EMI 10 50.00 60.00 70.00 80.00 90.00 100.00 110.00 120.00 130.00 1/ 7 1/ 21 2/ 4 2/ 18 3/ 4 3/ 18 4/ 1 4/ 15 4/ 29 5/ 13 5/ 27 6/ 10 6/ 24 7/ 8 7/ 22 8/ 5 8/ 19 9/ 2 9/ 16 9/ 30 10 /1 4 10 /2 8 11 /1 1 11 /2 5 12 /9 12 /2 3 Ce nt s/ Lb Cutout Value 5 Year Range 2020 2021 2022 5 Yr. Avg.

To be the BEST Source: USDA 11 Pricing for Main Cuts Elevated Throughout Q4 2021 242.2 75 95 115 135 155 175 195 215 235 255 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Boneless/Skinless Breast NE 5 Year Range 2020 2021 2022 5 Year Average 270.2 120 170 220 270 320 370 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Whole Wings NE 5 Year Range 2020 2021 2022 5 Year Average 37.1 15 20 25 30 35 40 45 50 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Leg Quarters NE 5 Year Range 2020 2021 2022 5 Year Average 260.9 75 125 175 225 275 325 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Tenders NE 5 Year Range 2020 2021 2022 5 Year Average

To be the BEST 12 WOG Remained Steady Throughout Much of 2021 Before Experiencing Significant Strength in Q4 Source: EMI 123.8 60.0 70.0 80.0 90.0 100.0 110.0 120.0 130.0 140.0 1/ 7 1/ 28 2/ 18 3/ 11 4/ 1 4/ 22 5/ 13 6/ 3 6/ 24 7/ 15 8/ 5 8/ 26 9/ 16 10 /7 10 /2 8 11 /1 8 12 /9 12 /3 0 Ce nt s/ Lb . EMI WOG 2.5-4.0 LBS 5 Year Range 2020 2021 2022 5 Yr. Avg.

To be the BEST Corn Stocks Set to Increase  US corn stocks are set to increase from 1.2B bushels last year to 1.5B bushels this year on higher production and lower exports  USDA projects the US corn crop at 15B bushels vs. 14B last year on a yield of 177 bushels/acre Source: USDA 13

To be the BEST Soybean Stocks Building  US soybean stocks are forecasted to increase from 257M bushels last year to 350M bushels this year  A combination of increased production and lower demand contribute to the build in stocks Source: USDA 14

Fourth Quarter 2021 Financial Review

Main Indicators ($MM)	Q4-21	Q4-20
Net Revenue	4,038.8	3,117.8
Gross Profit	352.5	227.4
SG&A	297.4	187.9
Operating Income	55.1	39.5
Net Interest	33.4	27.8
Net Income	36.8	0.1
Earnings Per Share (EPS)	0.15	0.00
Adjusted EBITDA*	316.7	205.4
*Adjusted EBITDA Margin**	*7.8%*	*6.6%*

* This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP.

- U.S.: Commodity continued momentum due to improved foodservice demand; strong QSR and retail deli demand; however, labor tightness impacting product mix; Mexico: YOY decrease in profitability due to very strong Q4 2020; however, balanced supply/demand conditions remain; UK/Europe: Higher feed costs, lower pig pricing, labor shortages, higher transport and utility costs and China export constraints; partially offset benefits of Food Masters and certain sales price increases and operational improvements.
- SG&A higher due to increase in YOY legal settlement costs and inclusion of Food Masters
- Adjusted Q4 2021 EBITDA growth reflects the benefits of our portfolio balance, Key Customer strategy, and geographical diversification

In $M	U.S.	EU	MX
Net Revenue	2,399.0	1,213.0	426.7
Operating Income (Loss)	68.3	(33.4)	20.1
Operating Income Margin	*2.8%*	*(2.8)%*	*4.7%*

Source: PPC

Pilgrim's To be the BEST
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To be the BEST Fiscal Year 2021 Financial Review  U.S.: Commodity strength due to improved foodservice demand; strong QSR and retail deli demand; however, labor tightness impacting product mix; Mexico: Strong year due to balanced supply/demand conditions; UK/Europe: Higher feed costs, lower pig pricing, labor shortages, higher utilities and transport costs and China export constraints; partially offset by inclusion of Food Masters in Q4 and certain sales price increases and operational improvements.  SG&A higher primarily due to aggregate legal settlement costs of $656 million and inclusion of Food Masters  Adjusted 2021 EBITDA growth reflects the benefits of our portfolio balance, Key Customer strategy, and geographical diversification Main Indicators ($MM) 2021 2020 Net Revenue 14,777.5 12,091.9 Gross Profit 1,365.8 838.2 SG&A 1,154.7 592.7 Operating Income 211.2 245.5 Net Interest 139.7 118.8 Net Income 31.0 94.8 Earnings Per Share (EPS) 0.13 0.38 Adjusted EBITDA* 1,289.0 788.1 Adjusted EBITDA Margin* 8.7% 6.5% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP. In $M U.S. EU MX Net Revenue 9,113.9 3,934.1 1,729.5 Operating Income (17.0) (0.6) 228.8 Operating Income Margin (0.2)% Marginally negative 13.2% 16Source: PPC

To be the BEST Fiscal Year 2021 Capital Spending Capex (US$M) Source: PPC  Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects.  New strategic projects will support key customers’ growth and emphasize our focus on achieving a balanced portfolio. 17 Capex (US$M)

To be the BEST APPENDIX 18

To be the BEST Appendix: Reconciliation of Adjusted EBITDA 19 Source: PPC. “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction loss (gain), (2) transaction costs related to business acquisitions, (3) DOJ agreement and litigation settlements, (4) restructuring activities loss (gain), (5) Hometown Strong initiative expenses, (6) charge for fair value markup of acquired inventory, (7) gain on bargain purchase, (8) shareholder litigation settlement, (9) deconsolidation of a subsidiary and (10) net income attributable to noncontrolling interest. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis. Source: PPC

Appendix: Reconciliation of Adjusted EBITDA

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA

(Unaudited)	Three Months Ended		Year Ended	
	December 26, 2021	December 27, 2020	December 26, 2021	December 27, 2020
	(In thousands)			
Net income	$ 36,468	$ 330	$ 31,268	$ 95,070
Add:				
Interest expense, net[(a)]	33,370	27,849	139,736	118,813
Income tax expense	5,191	8,855	61,122	66,755
Depreciation and amortization	106,488	88,463	380,824	337,104
EBITDA	181,517	125,497	612,950	617,742
Add:				
Foreign currency transaction loss (gain)[(b)]	(18,400)	4,528	(9,382)	760
Transaction costs related to acquisitions[(c)]	9,540	—	18,858	134
DOJ agreement and litigation settlements[(d)]	131,940	75,000	656,225	185,524
Restructuring activities loss[(e)]	5,802	123	5,802	123
Hometown Strong commitment[(f)]	1,000	494	1,000	15,000
Charge for fair value markup of acquired inventory[(g)]	4,974	—	4,974	—
Minus:				
Adjustment to gain on bargain purchase[(h)]	—	—	—	(3,746)
Shareholder litigation settlement[(i)]	—	—	—	34,643
Deconsolidation of subsidiary[(j)]	—	—	1,131	—
Net income attributable to noncontrolling interest	(286)	251	268	313
Adjusted EBITDA	$ 316,659	$ 205,391	$ 1,289,028	$ 788,073

(a) Interest expense, net, consists of interest expense less interest income.
(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses (gains) in the Consolidated Statements of Income.
(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
(d) This line represents the DOJ fine in 2020 and other litigation settlements.
(e) Restructuring charges are primarily related to exiting an abattoir in the U.K.
(f) The Hometown Strong initiative was developed to help communities in which we operate respond to unexpected challenges.
(g) This amount represents the flow-through of the value to step-up inventory to fair value at the acquisition date in accordance with business combination accounting rules recorded as part of the Pilgrim's Food Masters transaction.
(h) The gain on bargain purchase was recognized as a result of the PPL acquisition in October 2019. The amount above represents an adjustment to the previously recorded gain on bargain purchase.
(i) Shareholder litigation settlement is income received as a result of a settlement in the first quarter of 2020.
(j) This represents a gain recognized as a result of deconsolidation of a subsidiary.

Pilgrim's
To be the BEST
Source: PPC
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To be the BEST Appendix: Reconciliation of LTM Adjusted EBITDA 21 The summary unaudited consolidated income statement data for the twelve months ended December 26, 2021 (the LTM Period) have been calculated by summing each of the unaudited three month periods within the audited year ended December 26, 2021. Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended December 26, 2021March 28, 2021 June 27, 2021 September 26, 2021 December 26, 2021 (In thousands) Net income (loss) $ 100,468 $ (166,503) $ 60,835 $ 36,468 $ 31,268 Add: Interest expense, net 27,968 49,809 28,589 33,370 139,736 Income tax expense 35,358 (9,812) 30,385 5,191 61,122 Depreciation and amortization 86,532 95,728 92,076 106,488 380,824 EBITDA 250,326 (30,778) 211,885 181,517 612,950 Add: Foreign currency transaction loss (gain) 2,514 4,145 2,359 (18,400) (9,382) Transaction costs related to acquisitions — 2,545 6,773 9,540 18,858 DOJ agreement and litigation settlements 2,399 395,886 126,000 131,940 656,225 Restructuring activities — — — 5,802 5,802 Hometown Strong commitment — — — 1,000 1,000 Charge for fair value markup of acquired inventory — — — 4,974 4,974 Minus: Deconsolidation of a subsidiary 1,131 — — — 1,131 Net income (loss) attributable to noncontrolling interest 260 184 110 (286) 268 Adjusted EBITDA $ 253,848 $ 371,614 $ 346,907 $ 316,659 $ 1,289,028

Appendix: Reconciliation of EBITDA Margin

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

PILGRIM'S PRIDE CORPORATION

Reconciliation of EBITDA Margin

(Unaudited)	Three Months Ended		Year Ended		Three Months Ended		Year Ended	
	December 26, 2021	December 27, 2020	December 26, 2021	December 27, 2020	December 26, 2021	December 27, 2020	December 26, 2021	December 27, 2020
	(In thousands, except percent of net sales)							
Net income	$ 36,468	$ 330	$ 31,268	$ 95,070	0.90 %	0.01 %	0.21 %	0.79 %
Add:								
Interest expense, net	33,370	27,849	139,736	118,813	0.83 %	0.89 %	0.95 %	0.98 %
Income tax expense	5,191	8,855	61,122	66,755	0.13 %	0.28 %	0.41 %	0.55 %
Depreciation and amortization	106,488	88,463	380,824	337,104	2.64 %	2.84 %	2.58 %	2.79 %
EBITDA	181,517	125,497	612,950	617,742	4.50 %	4.02 %	4.15 %	5.11 %
Add:								
Foreign currency transaction loss (gain)	(18,400)	4,528	(9,382)	760	(0.46) %	0.15 %	(0.06) %	0.01 %
Transaction costs related to acquisitions	9,540	—	18,858	134	0.24 %	— %	0.13 %	— %
DOJ agreement and litigation settlements	131,940	75,000	656,225	185,524	3.27 %	2.41 %	4.43 %	1.53 %
Restructuring activities	5,802	123	5,802	123	0.14 %	— %	0.04 %	— %
Hometown Strong commitment	1,000	494	1,000	15,000	0.02 %	0.02 %	0.01 %	0.12 %
Charge for fair value markup of acquired inventory	4,974	—	4,974	—	0.12 %	— %	0.03 %	— %
Minus:								
Adjustment to gain on bargain purchase	—	—	—	(3,746)	— %	— %	— %	(0.03) %
Shareholder litigation settlement	—	—	—	34,643	— %	— %	— %	0.29 %
Deconsolidation of a subsidiary	—	—	1,131	—	— %	— %	0.01 %	— %
Net income (loss) attributable to noncontrolling interest	(286)	251	268	313	(0.01) %	0.01 %	— %	— %
Adjusted EBITDA	$ 316,659	$ 205,391	$ 1,289,028	$ 788,073	7.84 %	6.59 %	8.72 %	6.51 %
Net sales	$ 4,038,769	$ 3,117,829	$14,777,458	$12,091,901	$4,038,769	$3,117,829	$14,777,458	$12,091,901

Source: PPC

Pilgrim's

To be the BEST

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Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended December 26, 2021				Three Months Ended December 27, 2020			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income	$ 45,854	$ (23,454)	$ 14,068	$ 36,468	$ (105,132)	$ 31,685	$ 73,777	$ 330
Add:								
Interest expense, net[(a)]	34,367	362	(1,359)	33,370	29,662	(109)	(1,704)	27,849
Income tax expense (benefit)	8,508	(8,085)	4,768	5,191	(8,729)	(4,602)	22,186	8,855
Depreciation and amortization	63,934	36,331	6,223	106,488	57,148	25,009	6,306	88,463
EBITDA	152,663	5,154	23,700	181,517	(27,051)	51,983	100,565	125,497
Add:								
Foreign currency transaction losses (gains)[(b)]	(20,794)	(657)	3,051	(18,400)	26,453	730	(22,655)	4,528
Transaction costs related to acquisitions[(c)]	157	9,383	—	9,540	—	—	—	—
DOJ agreement & litigation settlements[(d)]	131,940	—	—	131,940	75,000	—	—	75,000
Charge for fair value markup of acquired inventory[(e)]	—	4,974	—	4,974	—	—	—	—
Hometown Strong commitment[(f)]	1,000	—	—	1,000	494	—	—	494
Restructuring activities losses[(g)]	—	5,802	—	5,802	—	123	—	123
Minus:								
Net income attributable to noncontrolling interest	—	—	(286)	(286)	—	—	251	251
Adjusted EBITDA	$ 264,966	$ 24,656	$ 27,037	$ 316,659	$ 74,896	$ 52,836	$ 77,659	$ 205,391

(a) Interest expense, net, consists of interest expense less interest income.
(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses (gains) in the Consolidated Statements of Income.
(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
(d) This line represents the DOJ fine in 2020 and other litigation settlements.
(e) This amount represents the flow-through of the value to step-up inventory to fair value at the acquisition date in accordance with business combination accounting rules recorded as part of the Pilgrim's Food Masters transaction.
(f) The Hometown Strong initiative was developed to help communities in which we operate respond to unexpected challenges.
(g) Restructuring charges are primarily related to exiting an abattoir in the U.K.

pilgrim's To be the BEST

Source: PPC

23

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Year Ended December 26, 2021				Year Ended December 27, 2020			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income	$ (103,502)	$ (23,254)	$ 158,024	$ 31,268	$ (46,012)	$ 92,003	$ 49,079	$ 95,070
Add:								
Interest expense, net[(a)]	142,975	1,509	(4,748)	139,736	123,154	617	(4,958)	118,813
Income tax expense (benefit)	(38,424)	28,908	70,638	61,122	18,898	9,903	37,954	66,755
Depreciation and amortization	242,991	113,248	24,585	380,824	218,227	92,679	26,198	337,104
EBITDA	244,040	120,411	248,499	612,950	314,267	195,202	108,273	617,742
Add:								
Foreign currency transaction losses (gains)[(b)]	(14,991)	(1,634)	7,243	(9,382)	6,669	113	(6,022)	760
Transaction costs related to acquisitions[(c)]	9,475	9,383	—	18,858	134	—	—	134
DOJ agreement & litigation settlements[(d)]	656,225	—	—	656,225	185,524	—	—	185,524
Charge for fair value markup of acquired inventory[(e)]	—	4,974	—	4,974	—	—	—	—
Hometown Strong commitment[(f)]	1,000	—	—	1,000	15,000	—	—	15,000
Restructuring activities losses[(g)]	—	5,802	—	5,802	—	123	—	123
Minus:								
Adjustment to gain on bargain purchase[(h)]	—	—	—	—	—	(3,746)	—	(3,746)
Shareholder litigation settlement[(i)]	—	—	—	—	34,643	—	—	34,643
Deconsolidation of subsidiary[(j)]	—	1,131	—	1,131	—	—	—	—
Net income attributable to noncontrolling interest	—	—	268	268	—	—	313	313
Adjusted EBITDA	$ 895,749	$ 137,805	$ 255,474	$ 1,289,028	$ 486,951	$ 199,184	$ 101,938	$ 788,073

(a) Interest expense, net, consists of interest expense less interest income.
(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses (gains) in the Consolidated Statements of Income.
(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
(d) This line represents the DOJ fine in 2020 and other litigation settlements.
(e) This amount represents the flow-through of the value to step-up inventory to fair value at the acquisition date in accordance with business combination accounting rules recorded as part of the Pilgrim's Food Masters transaction.
(f) The Hometown Strong initiative was developed to help communities in which we operate respond to unexpected challenges.
(g) Restructuring charges are primarily related to exiting an abattoir in the U.K.
(h) The gain on bargain purchase was recognized as a result of the PPL acquisition in October 2019. The amount above represents an adjustment to the previously recorded gain on bargain purchase.
(i) Shareholder litigation settlement is income received as a result of a settlement in the first quarter of 2020.
(j) This represents a gain recognized as a result of deconsolidation of a subsidiary.

pilgrim's
To be the BEST

Source: PPC

24

To be the BEST Appendix: Reconciliation of Adjusted Operating Income 25Source: PPC Adjusted Operating Income is calculated by adding to Operating Income certain items of expense and deducting from Operating Income certain items of income. Management believes that presentation of Adjusted Operating Income provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income to adjusted operating income as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted U.S. Operating Income (Unaudited) Three Months Ended Year Ended December 26, 2021 December 27, 2020 December 26, 2021 December 27, 2020 (In thousands) GAAP operating income (U.S. operations) $ 68,344 $ (57,574) $ (17,036) $ 69,377 DOJ agreement & litigation settlements 131,940 75,000 656,225 185,524 Transaction costs related to acquisitions 157 — 9,476 134 Hometown Strong commitments 1,000 494 1,000 15,000 Adjusted operating income (U.S. operations) $ 201,441 $ 17,920 $ 649,665 $ 270,035 Adjusted operating income margin (U.S. operations) 8.4% 1.0% 7.1% 3.6%

To be the BEST Appendix: Reconciliation of Adjusted Operating Income 26Source: PPC Adjusted Operating Income Margin for the U.S. is calculated by dividing Adjusted operating income by Net Sales. Management believes that presentation of Adjusted Operating Income Margin provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income margin for the U.S. to adjusted operating income margin for the U.S. is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP Operating Income Margin to Adjusted U.S. Operating Income Margin (Unaudited) Three Months Ended Year Ended December 26, 2021 December 27, 2020 December 26, 2021 December 27, 2020 (In percent) GAAP operating income margin (U.S. operations) 2.8% (3.1)% (0.2)% 0.9 % DOJ agreement and litigation settlements 5.6% 4.1% 7.2% 2.6 % Transaction costs related to acquisitions — % — % 0.1% 0.1 % Hometown Strong commitments — % — % — % — % Adjusted operating income margin (U.S. operations) 8.4% 1.0% 7.1% 3.6%

To be the BEST Appendix: Reconciliation of GAAP EPS to Adjusted EPS 27 Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: Source: PPC (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended Year Ended December 26, 2021 December 27, 2020 December 26, 2021 December 27, 2020 (In thousands, except per share data) Net income attributable to Pilgrim's $ 36,754 $ 79 $ 31,000 $ 94,757 Adjustments: Foreign currency transaction loss (gain) (18,400) 4,528 (9,382) 760 Restructuring activities 5,802 123 5,802 123 Transaction costs related to acquisitions 9,540 — 18,858 134 DOJ agreement and litigation settlements 131,940 75,000 656,225 185,524 Hometown Strong commitment 1,000 494 1,000 15,000 Charge for fair value markup of acquired inventory 4,974 — 4,974 — Loss on early extinguishment of debt recognized as a component of interest expense — — 24,654 — Adjustment to gain on bargain purchase — — — 3,746 Shareholder litigation settlement — — — (34,643) Deconsolidation of a subsidiary — — (1,131) — Net tax impact of adjustments(a) (33,593) (19,841) (174,619) (14,976) Adjusted net income attributable to Pilgrim's $ 138,017 $ 60,383 $ 557,381 $ 250,425 Weighted average diluted shares of common stock outstanding 244,341 243,801 244,129 246,124 Adjusted net income attributable to Pilgrim's per common diluted share $ 0.56 $ 0.25 $ 2.28 $ 1.02

To be the BEST Appendix: Reconciliation of GAAP EPS to Adjusted EPS 28 Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: Source: PPC (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above. PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended Year Ended December 26, 2021 December 27, 2020 December 26, 2021 December 27, 2020 (In thousands, except per share data) U.S. GAAP EPS $ 0.15 $ — $ 0.13 $ 0.39 Adjustments: Foreign currency transaction loss (gain) (0.07) 0.02 (0.04) — Restructuring activities 0.02 — 0.02 — Transaction costs related to acquisitions 0.04 — 0.08 — DOJ agreement and litigation settlements 0.54 0.31 2.69 0.75 Loss on early extinguishment of debt recognized as a component of interest expense — — 0.10 — Hometown Strong commitment — — — 0.06 Adjustment to gain on bargain purchase — — — 0.02 Charge for fair value markup of acquired inventory 0.02 — 0.02 — Shareholder litigation settlement — — — (0.14) Deconsolidation of a subsidiary — — — — Net tax impact of adjustments(a) (0.14) (0.08) (0.72) (0.06) Adjusted EPS $ 0.56 $ 0.25 $ 2.28 $ 1.02 Weighted average diluted shares of common stock outstanding 244,341 243,801 244,129 246,124

To be the BEST Appendix: Supplementary Selected Segment and Geographic Data 29Source: PPC PILGRIM'S PRIDE CORPORATION Supplementary Geographic Data (Unaudited) Three Months Ended Year Ended December 26, 2021 December 27, 2020 December 26, 2021 December 27, 2020 (In thousands) Sources of net sales by country of origin: U.S. $ 2,399,000 $ 1,876,226 $ 9,113,879 $ 7,496,017 Europe 1,213,043 849,152 3,934,062 3,274,292 Mexico 426,726 392,451 1,729,517 1,321,592 Total net sales $ 4,038,769 $ 3,117,829 $ 14,777,458 $ 12,091,901 Sources of cost of sales by country of origin: U.S. $ 2,124,315 $ 1,785,018 8,187,959 $ 6,996 Europe 1,168,996 799,931 3,769,838 3,056 Mexico 392,970 305,498 1,453,888 1,203 Elimination (12) (14) (54) — Total cost of sales $ 3,686,269 $ 2,890,433 $ 13,411,631 $ 11,253,705 Sources of gross profit by country of origin: U.S. $ 274,685 $ 91,208 $ 925,920 $ 500.465 Europe 44,047 49,221 164,224 218.327 Mexico 33,756 86,953 275,629 118.931 Elimination 12 14 54 0.473 Total gross profit $ 352,500 $ 227,396 $ 1,365,827 $ 838,196 Sources of operating income by country of origin: U.S. $ 68,344 $ (57,574) $ (17,036) $ 69.377 Europe (33,398) 26,410 (627) 102.734 Mexico 20,096 70,650 228,773 72.879 Elimination 12 14 54 473 Total operating income $ 55,054 $ 39,500 $ 211,164 $ 245,463